UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 25, 2024
GANNETT CO., INC.
(Exact name of registrant as specified in its charter)

Delaware			001-36097	38-3910250
(State or Other Jurisdiction of Incorporation or Organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

175 Sully's Trail, Suite 203,	Pittsford,	New York		14534-4560
(Address of principal executive offices)				(Zip Code)

(585)	598-0030		Not Applicable
(Registrant's telephone number, including area code)			(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	GCI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 25, 2024, Gannett Co., Inc. ("Gannett" or the "Company") entered into a commitment letter (the "Commitment Letter") with Apollo Capital Management, L.P. ("ACM"), Apollo Global Funding, LLC and Apollo Global Securities, LLC, pursuant to which ACM, on behalf of one or more funds, accounts or other clients managed by it or its affiliates (the "Apollo Funds"), has committed to provide the Company with a new $900 million first lien term loan facility (the "Term Loan Facility"), to be comprised of an initial term loan facility of $674.4 million (the "Initial Term Facility"), to be funded at the time of closing (the "Closing Date"), and a delayed draw term loan facility of $225.6 million (the "Delayed Draw Facility"), which will be made available to the Company at the Company's discretion from and after the Closing Date for a period of six months thereafter, subject to certain terms and conditions set forth in the Commitment Letter.

The Term Loan Facility will bear interest at an annual rate equal to the Secured Overnight Financing Rate plus a margin of 5.0% with a floor of 150 basis points. The Term Loan Facility will mature five years following the Closing Date and will be freely pre-payable without penalty.

Proceeds from the Term Loan Facility will be used to repay in full Gannett's five-year senior secured term loan facility maturing October 15, 2026, to repurchase or redeem all or a portion of the Company's 6.0% First Lien Notes due November 1, 2026 (the "2026 Notes") and to repurchase for cash up to 50% of the Company's outstanding 6.0% Senior Secured Convertible Notes due 2027 (the "2027 Notes"), as more particularly set forth in the Commitment Letter.

The Term Loan Facility is subject to negotiation of a mutually acceptable credit or loan agreement and other mutually acceptable definitive documentation, which will include certain representations and warranties, affirmative and negative covenants, financial covenants, events of default and collateral and guarantee agreements that are customarily required for similar financings. Additionally, the Apollo Funds' obligation to provide the financing is subject to the satisfaction of specified conditions and the accuracy of specified representations. The documentation governing the Term Loan Facility has not been finalized and, accordingly, the actual terms may differ from the descriptions in the foregoing summary of the Commitment Letter.

Gannett intends to make an offer (the "2026 Notes Exchange Offer") to the holders of outstanding 2026 Notes for, at the election of holders, either cash consideration at a price of $1,000 for each $1,000 principal amount of 2026 Notes tendered or loans under the Term Loan Facility on a par-for-par basis. As part of these overall transactions, the Apollo Funds have agreed to tender for cash all the 2026 Notes held by the Apollo Funds (having an aggregate principal amount of approximately $81 million) in the 2026 Notes Exchange Offer. The proceeds of the Delayed Draw Facility may be used to repurchase any additional 2026 Notes that are tendered for cash in the 2026 Notes Exchange Offer or to later redeem the outstanding balance of the 2026 Notes in accordance with the terms of the indenture for the 2026 Notes.

The Apollo Funds have also agreed to exchange approximately $441 million principal amount of 2027 Notes, with 50% of the aggregate principal amount of such 2027 Notes to be exchanged for cash at a rate of $1,110 per $1,000 principal amount of 2027 Notes and 50% of the aggregate principal amount of such 2027 Notes to be exchanged for new 6.0% Senior Secured Convertible Notes due 2031 (the "2031 Notes"). The 2031 Notes are expected to have the terms and conditions set forth on Exhibit C of the Commitment Letter.

The foregoing summary of the Commitment Letter does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Commitment Letter filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

Certain items in this Report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding maturity of debt, tender offers, note repurchases, exchanges and redemptions, availability of future financing, interest expenses and ability to repay debt. Words such as "expect(s)", "will", "believe(s)", "anticipate(s)" and similar expressions are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties. These and other risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond our control. The Company can give no assurance its expectations regarding the proposed financing and liability management transactions, or otherwise, will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this report. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company's most recent Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this report. Except to the extent required by law, the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Use of Website to Distribute Material Company Information

The Company's website is www.gannett.com. Information contained on the Company's website is not part of this Current Report on Form 8-K. The Company uses its website as a distribution channel for material company information. Financial and other important information regarding the Company is routinely posted on and accessible on the Investor Relations and News and Events subpages of the Company's website, which are accessible by clicking on the tab labeled "Investor Relations" and "News and Events", respectively, on the website home page. Therefore, investors should look to the Investor Relations, and News and Events subpages of the Company's website for important and time-critical information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Commitment Letter by and among Gannett Co., Inc. and Apollo Global Funding, LLC, Apollo Global Securities, LLC and Apollo Capital Management, L.P.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: August 26, 2024	By:	/s/ Douglas E. Horne
Douglas E. Horne
Chief Financial Officer (principal financial officer)